EXHIBIT 10.2


                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of July 27, 2001, is by and between MATRIX BANCORP, INC., a Colorado corporation (the "Borrower"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

                                    RECITALS

     A. The Borrower and U.S. Bank National Association, in its capacities as a Lender and as Agent, entered into a Credit Agreement dated as of December 27, 2000, as amended by that certain First Amendment to Credit Agreement dated as of March 5, 2001 (the "Credit Agreement"); and

     B. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lenders and Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2. Amendments.

          2.1 The definition of "Eurodollar Rate" contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Eurodollar Rate": With respect to any date of determination, the average offered rate for one month deposits in United States dollars, which rate appears on Telerate page 3750 as of 11:00 a.m., London time (or such other time as of which such rate appears) on such date of determination, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose, provided that in lieu of determining the rate in the foregoing manner, at the option of the Agent, the Agent may determine the rate based on rates at which one month deposits in United States dollars are offered to the Agent in the interbank Eurodollar market at such time in an amount approximately equal to the aggregate principal amount of the Advances to which such rate is to apply. "Telerate page
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          3750" means the display designated as such on the Telerate reporting system operated by Telerate System Incorporated (or such other page as may replace such page 3750 for the purpose of displaying London interbank offered rates of major banks for U.S. Dollar deposits).

          2.2 Section 1.1 of the Credit Agreement is hereby amended by adding the definitions of "MBCT II", "MBCT III", "Prime Rate" and "Prime Rate Advance" in the correct alphabetical order to read as follows:

               "MBCT II": Matrix Bancorp Capital Trust II, a Delaware statutory business trust.

               "MBCT III": Matrix Bancorp Capital Trust III, a Delaware statutory business trust.

               "Prime Rate": The greater of (a) the rate of interest from time to time publicly announced by the Agent as its "prime rate" and (b) Federal Funds Rate plus 0.50%. The Agent may lend to its customers at rates that are at, above or below the Prime Rate. For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Prime Rate, such interest rate shall change as and when the Prime Rate shall change.

               "Prime Rate Advance": An Advance with respect to which the interest rate is determined by reference to the Prime Rate.

          2.3 The last sentence of Section 2.4 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               If the Borrower shall fail to notify the Agent of the continuation of any Eurodollar Rate Advances within the time required by this Section, at the option of the Agent, such Advances shall, on the last day of the Interest Period applicable thereto (A) automatically be continued as Eurodollar Rate Advances of the same type and the same Interest Period or (B) automatically be converted to Prime Rate Advances.

          2.4 Section 6.10 of the Credit Agreement is hereby amended to add the following Sections 6.10(l), (m) and (n):

               (l) Indebtedness of the Borrower to MBCT II in the form of junior subordinated debentures, in an aggregate principal amount not to exceed $12,000,000 at any time outstanding.

               (m) Indebtedness of the Borrower to MBCT III in the form of junior subordinated debentures, in an aggregate principal amount not to exceed $15,000,000 at any time outstanding.
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               (n) Guaranty by the Borrower of Indebtedness of Matrix Settlement
          and Clearance Services, LLC to U.S. Bank National Association or its affiliates in an amount no greater than $3,000,000.

          2.5 Except for references to such terms specifically so amended by this Amendment, all remaining references to the term "Reference Rate" or "Reference Rate Advance" contained in the Credit Agreement are hereby amended to be references to the term "Prime Rate" or "Prime Rate Advance", as applicable.

     Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective provided the Agent shall have received at least five (5) counterparts of this Amendment, duly executed by the Company and all of the Lenders, and the Agent shall have received the following, each duly executed or certified:

          3.1 This Amendment duly executed by the Borrower.

          3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated December 27, 2000, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

          3.4 The Consent and Reaffirmation of Guarantors, in the form attached hereto as Exhibit A, duly executed by each Guarantor.

          3.5 The Borrower shall have satisfied such other conditions as specified by the Agent and the Lenders, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

          Section 4. Representations, Warranties, Authority, No Adverse Claim.

          4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit
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     Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Lenders.

               4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

               4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Lenders with respect to the Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

     Section 5. Affirmation of Credit Agreement, Further References. The Agent, the Lenders, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

     Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements
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on the same subjects by and between the parties hereto with the effect that this
Amendment, shall control with respect to the specific subjects hereof and thereof.

     Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     Section 8. Successors. The Amendment Documents shall be binding upon the Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

     Section 9. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT
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GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING
COMPANIES AND THEIR AFFILIATES.



          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                    MATRIX BANCORP, INC.


                                    By      /s/ Guy A. Gibson
                                        -----------------------------------
                                       Its    President and Chief Executive
                                              Officer



                                    U.S. BANK NATIONAL ASSOCIATION


                                    By     /s/ Randall Baker
                                        -----------------------------------
                                       Its  Vice President




                                    RESIDENTIAL FUNDING CORPORATION


                                    By
                                        -----------------------------------
                                       Its
                                           --------------------------------